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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos.33-69534, 33-82972, 333-4397, 333-41703, 333-68309)
of AutoImmune, Inc. of our report dated March 15, 2001 relating to the financial statements which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, MA
March 30, 2001